FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 4, 1998



                          ANCHOR FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          South Carolina               0-13759                 57-0778015
 (State or other jurisdiction of     (Commission            (I.R.S. Employer
  incorporation or organization)     File Number)        Identification number)



  2002 Oak St., Myrtle Beach, S. C.                               29577
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  (843) 448-1411

ITEM 5.  OTHER EVENTS

On September 4, 1998, Anchor Financial Corporation ("Anchor Financial") and Bailey Financial Corporation ("Bailey Financial"), parent company of M.S. Bailey & Son, Bankers and The Saluda County Bank in Clinton, South Carolina, announced the signing of a letter of intent to merge.

The proposed merger is subject to due diligence, execution of a definitive agreement by September 18, 1998, and approval of such agreement by the boards of directors and shareholders of Bailey Financial and approval by appropriate regulatory agencies. The proposed merger is expected to be completed in the fourth quarter of 1998. For information regarding the terms of the proposed transaction, reference is made to the letter of intent to merge and the news release, dated September 4, 1998, attached to this Report as Exhibits 2 and 99, respectively.

The proposed merger is expected to be accounted for as a pooling of interests and provides for a tax-free exchange of 16.32 shares of Anchor Financial common stock for each outstanding share of Bailey Financial common stock. Based on Anchor Financial's September 3rd closing stock price of $36.00 and Bailey Financial's approximately 95,140 outstanding shares of common stock, the proposed transaction would have a total value of $55.9 million.

After consummation of the proposed merger, The Saluda County Bank will be merged into M.S. Bailey & Son, Bankers, which will operate as a subsidiary of Anchor Financial. Anchor Financial does not anticipate significant changes in Bailey Financial's current banking routine.

Based on August 31, 1998 figures, Anchor Financial will have more than $1.2 billion in total assets and its banking network will expand to 34 offices in South Carolina and North Carolina after this proposed merger.

On August 31, 1998, Anchor Financial completed mergers with ComSouth Bankshares, Inc. and M&M Financial Corporation, and now has assets of $1.0 billion. It is the parent of The Anchor Bank, the Bank of Charleston, N.A., the Bank of Columbia, N.A., and First National South. The Bank of Columbia, N.A. and the Bank of Charleston, N.A. will be merged into and will become offices of The Anchor Bank on October 19, 1998, and First National South will be merged into and become offices of The Anchor Bank on November 23, 1998.

Bailey Financial had assets of $172 million at August 31, 1998, and is the parent of M.S. Bailey & Son, Bankers and The Saluda County Bank. It also operates the William J. Bailey Insurance Agency.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (a)  Financial statements - not applicable.
             (b)  Pro forma financial information - not applicable.
             (c)  Exhibits:
                  (2)    Letter of Intent to Merge, dated September 4,  1998
                  (99) News release issued by Anchor Financial Corporation, dated September 4, 1998

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          /s/ John J. Moran
                                          John J. Moran, Senior Vice President
                                            and Comptroller

Date:  September 10, 1998

                                    EXHIBIT 2

(Anchor Financial Corporation
 logo appears here)



September 4, 1998


Board of Directors
Bailey Financial Corporation
211 North Broad Street
Clinton, SC  29325

Ladies and Gentlemen:

The purpose of this letter of intent is to confirm our mutual present intentions with respect to our proposed business combination. We believe that this proposal offers substantial advantages to Bailey Financial Corporation and its shareholders, customers and employees. We look forward to working with your directors and officers to consummate a transaction as soon as possible.

The terms, conditions and understandings of this proposal include:

1. The transaction shall be structured as an exchange of shares of Anchor Financial Corporation ("Anchor") for 100% of the outstanding common stock of Bailey Financial Corporation ("Bailey"). Bailey currently has 95,140 shares of common stock outstanding. The exchange of shares shall be on the basis of 16.32 shares of Anchor's common stock to be exchanged for each share of Bailey's common stock. Anchor understands that upon execution of this letter that the Board of Directors of Bailey is prepared (subject to their approval of a definitive agreement to be negotiated) to recommend to its stockholders this proposed exchange transaction.

2. Upon execution of a definitive agreement, the Board of Directors of Bailey will be prepared to support and recommend to its stockholders this proposed exchange transaction.

3. Upon the consummation of the exchange transaction, Anchor anticipates that the subsidiary banks of Bailey will be merged into one bank and will continue to operate as a separate subsidiary of Anchor for some period of time. It is also anticipated that the Trust Department and Insurance Agency will continue to operate as part of the Bailey subsidiary bank. It is the intent of Anchor that the staff of the subsidiary banks of Bailey will be retained to the greatest extent practicable and that dislocation will be avoided wherever possible. Anchor intends for the banking operations of Bailey to continue to serve their current markets with adequate operating authority.

4. Anchor will use its best efforts to provide to employees of Bailey and its subsidiary banks, employee benefits the value of which is comparable to those employee benefits presently received by such employees.

Board of Directors of Bailey Financial Corporation
Page 2
September 4, 1998



5. Anchor or its subsidiary, The Anchor Bank, shall enter into employment agreements with key executives of the subsidiary banks of Bailey, including John W. Dickens, William R. Davis, Robert H. Todd, and Norman
         W. Dixon, providing in each case for their continued employment on terms consistent with those provided for executives in comparable positions with Anchor.

6.       This proposed transaction is subject to the following usual conditions:

         a. There shall have been no material adverse change in the financial condition or results of operation of Bailey as reflected in Bailey's most recent audited financial statements.

         b. Anchor shall have reviewed all information and consulted with Bailey's counsel regarding any pending legal proceedings, and Anchor shall have concluded in its sole discretion that such proceedings do not have the potential to have a material adverse impact on Anchor's valuation of Bailey.

         c. All required approvals by appropriate state and federal regulatory authorities shall have been obtained without the imposition of conditions with which Anchor cannot reasonably comply.

         d. Bailey's shareholders shall exchange 100% of the outstanding common stock of Bailey for Anchor's common shares, and Anchor's independent accountants shall render a favorable opinion that the transaction will be accounted for as a pooling of interests.

         e. A definitive agreement shall be negotiated on or before September 18, 1998, which shall provide for the exchange transaction and contain such terms, agreements, representations, warranties and conditions as shall be consistent herewith and otherwise in form and substance satisfactory to each party.

         f. In the event Bailey takes any action to sell Bailey or any of its subsidiaries to any other institution or party, the definitive agreement may be terminated at the option of Anchor; and if Anchor elects to terminate in such event, Bailey shall grant Anchor an option to acquire 19.9 percent of the outstanding capital stock of Bailey.


7. The obligation of Anchor to consummate the proposed exchange transaction is subject to a thorough due diligence examination of the books, records, properties and facilities of Bailey and its subsidiaries. Promptly following the execution of this letter of intent,

Board of Directors of Bailey Financial Corporation
Page 3
September 4, 1998

         Bailey shall (except as may be prohibited by applicable law) permit Anchor, its officers, employees, agents and representatives to all the books, records, properties and facilities of Bailey and its subsidiaries and, in this connection, shall use its best efforts to cause the officers, employees, accountants and attorneys of Bailey to cooperate with any of Anchor's reasonable requests for information. Bailey and Anchor shall keep, or cause to be kept, confidential all information so received (other than such information as is publicly available) and shall use such information, or cause it to be used, solely for the purpose of evaluating Bailey in connection with the proposed exchange transaction; provided, Bailey and Anchor may disclose any such information to the extent required by federal or state securities laws or otherwise required by any governmental agency or authority in the United States.

8. From the date hereof, subject only to their fiduciary duty to act in the best interests of shareholders of Bailey, the officers and directors of Bailey shall not make any inquiries or proposals with respect to, or furnish information relating to, or participate in any negotiations or discussions concerning any direct or indirect acquisition or purchase of shares of Bailey other than as contemplated by this letter of intent.

9. Each party will bear its own expenses in connection with the exchange transaction.

10. Anything herein to the contrary notwithstanding, if the definitive agreement has not been entered into by September 18, 1998, then any party hereto may terminate the proposed exchange transaction upon notice to the other. Each party agrees to use its best efforts to enter into the definitive agreement by September 18, 1998.

11. Neither party shall disclose the terms of this letter except pursuant to a press release that is mutually agreed to as to content and timing of release.

Board of Directors of Bailey Financial Corporation
Page 4
September 4, 1998



If you find the above terms satisfactory, please sign a copy of this letter and deliver it to the President of Anchor no later than September 4, 1998, as evidence that this letter accurately reflects our mutual present intents. Except as to the provisions set forth in paragraphs 8, 9 and 10 above, this instrument is not intended to create any contractual obligations on the part of the parties hereto.

Sincerely,

ANCHOR FINANCIAL CORPORATION

By:      /s/ Stephen L. Chryst
         Stephen L. Chryst
         President & Chief Executive Officer

Agreed:

BAILEY FINANCIAL CORPORATION

By:      /s/ Robert M. Vance
         Robert M. Vance
         Chairman

By:      /s/ John W. Dickens
         John W. Dickens
         President & Chief Executive Officer

                                   EXHIBIT 99

ANCHOR FINANCIAL CORPORATION     2002 OAK STREET, MYRTLE BEACH, SC 29577
(803) 448-1411

(Anchor News Release logo appears here)


FOR IMMEDIATE RELEASE
CONTACT:  TOMMY E. LOOPER
(843) 946-3164

          Anchor Financial Corporation and Bailey Financial Corporation
                            Announce Intent to Merge

Myrtle Beach, SC, September 4, 1998 - Anchor Financial Corporation and Bailey Financial Corporation, parent company of M.S. Bailey & Son, Bankers and The Saluda County Bank in Clinton, South Carolina, today announced the signing of a letter of intent to merge.

The proposed merger is subject to due diligence, execution of a definitive agreement, approval of such agreement by the boards of directors, and approval by the shareholders of Bailey Financial Corporation, as well as approval by appropriate regulatory agencies. Anchor anticipates that the transaction may be completed as early as the fourth quarter of 1998.

Upon completion of the Corporate merger, The Saluda County Bank will be merged into M.S. Bailey & Son, Bankers which will operate as a subsidiary of Anchor Financial Corporation. As a result of this combination with Bailey Financial Corporation, Anchor Financial Corporation's asset size will increase to $1.2 billion and its banking network will expand to 34 offices in South Carolina and North Carolina.

John W. Dickens will continue as president of M.S. Bailey & Son, Bankers and customers of both banks will continue to be served by the same officers and employees who have helped them in the past.

The proposed transaction is expected to be accounted for as a pooling of interests and provides for a tax-free exchange of 16.32 shares of Anchor
Financial  Corporation  common  stock  for  each  outstanding  share  of  Bailey
Financial  Corporation  common stock.  Based on Anchor  Financial  Corporation's
September 3rd closing stock price of $36.00 and Bailey Financial Corporation's approximately 95,140 outstanding shares of common stock, the transaction would have a total value of $55.9 million. The merger is expected to have a positive impact on Anchor's earnings beginning in 1999.

Stephen L. Chryst, president and chief executive officer of Anchor Financial Corporation, stated, "The partnership with Bailey Financial Corporation adds strength to our growing franchise. Their offices in Clinton, Laurens, and Saluda complement our recent move into the Midlands of


                                    (M O R E)

Anchor Financial Corporation, Bailey Financial Corporation Announce Intent to Merge
P. 2


South Carolina, and their style of community banking blends well with ours. We are particularly pleased with their strong trust business and the fact that they operate an insurance agency. We believe that both of these specialties will be very important to the future success of our company. We are pleased to affiliate with such a sound financial institution with a long standing commitment to excellence in banking. The combined resources and capabilities assembled here will benefit both companies."

Robert M. Vance, chairman of Bailey Financial Corporation, said, "Anchor Financial Corporation shares our commitment to community bank services. We are pleased to partner with them and believe that our capabilities blend well with their banking network. The combined strength and offering of services will be good for customers, employees, and shareholders."

Anchor Financial Corporation recently completed mergers with ComSouth Bankshares, Inc. and M&M Financial Corporation, and now has assets of $1.0 billion. It is the parent of The Anchor Bank, the Bank of Charleston, the Bank of Columbia, and First National South, and operates 28 banking offices in South Carolina and North Carolina. The Bank of Columbia and the Bank of Charleston will become offices of The Anchor Bank on October 19 and the First National South offices will become offices of The Anchor Bank on November 23.

Anchor Financial Corporation's common stock trades on the Nasdaq Stock MarketSM under the symbol AFSC.

Bailey Financial Corporation has assets of $172 million and is the parent of M.S. Bailey & Son, Bankers and The Saluda County Bank. It also operates the William J. Bailey Insurance Agency.



Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this news release looking forward in time involve risks and uncertainties, including regulatory approvals, completion of the due diligence process, success of acquiring new locations and integrating newly-acquired branches, additional expansion opportunities, the effect of changing economic conditions, product demand, changes in the regulatory environment, and other risk factors detailed in Anchor's Securities and Exchange Commission filings.





Note:  Transmitted on Business Wire at  12:30 P. M. EST, September 4, 1998.